SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  April 23, 2003

                           HAEMONETICS CORPORATION

           (Exact Name of Registrant as Specified in its Charter)

         Massachusetts               1-10730              04-2882273
-------------------------------  ----------------    ----------------------
(State or other jurisdiction of  (Commission File        (IRS Employer
incorporation or organization)       Number)         Identification Number)

                    400 Wood Road
                    Braintree, MA                           02184
       ----------------------------------------           ----------
       (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code (781) 848-7100


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Item 9.   Regulation FD Disclosure.
-----------------------------------

      The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this
Item 9 in accordance with SEC Release No. 33-8216.

      On April 23, 2003, Haemonetics Corporation (the "Company") issued a press release regarding its financial results for the quarter ended and fiscal year ended March 29, 2003 and outlook for fiscal 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

      On April 23, 2003, we announced our financial results for the quarter and fiscal year ended March 29, 2003, and certain other information. The press release, which has been attached as Exhibit 99.1 discloses two different types of non-GAAP financial measures; a) "as adjusted" operating expenses, operating income, income before taxes, tax expense and net income and b) constant currency comparisons. Both of these are considered non-GAAP financial measures as defined under SEC rules. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. In order to fully assess our financial operating results, management believes that these "as adjusted" and constant currency figures are both valuable in evaluating our operating performance. With the "as adjusted" figures, management tries to improve the comparability of operating performance by excluding special items that are outside our normal core operations. Foreign currency has a significant effect on our business and management needs to be able to isolate its effect. However, all non-GAAP measures should be considered in addition to, and not as a substitute for, or superior to, operating income or other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the SEC. These non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure as is now required under new SEC rules regarding the use of non-GAAP financial measures.

      As used herein, "GAAP" refers to accounting principles generally accepted in the United States


Exhibits
--------

      99.1    Press Release, dated April 23, 2003, of Haemonetics
              Corporation.


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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HAEMONETICS CORPORATION


Date:  April 23, 2003               By:  s/ Ronald J. Ryan
       --------------                   --------------------------------
                                        Ronald J. Ryan, Senior Vice President
                                        and Chief Financial Officer


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